UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 20, 2004.


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its chapter)


          Montana                       000-33057               84-1365550
          -------                       ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation                 File Number)          Identification No.)

1450 - 409 Granville St., Vancouver, British Columbia, Canada         V6C 1T2
-------------------------------------------------------------         -------
          (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (604) 669-3707
                                                    --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective October 20, 2004 (the "Effective Date" and "Issue Date"), Andresmin Gold Corporation (the "Company") entered into a Convertible Debenture (the "Debenture") with Financiera Dacorey S.A. (the "Lender" as well as the "Holder"), in the amount of US$150,000 (the "Principal").

The Debenture will bear interest (the "Interest") on the Principal outstanding, at a rate of eight percent (8%), calculated and paid semi-annually in arrears, commencing the Issue Date and continuing until payment of all outstanding
Principal, Interest and any costs. The Principal shall be paid on October 20, 2006 (the "Due Date"), and any acceleration thereof; and in the event that any of the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

While the Debenture is outstanding, the Lender shall have the option to convert (the "Conversion Option") some or all of the Principal and Interest unpaid into units ("Units") of the Company at a conversion price (the "Conversion Price") of $.50 per Unit. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a "Warrant" or "Warrants"). For a period of two years from the date of issuance of the Warrants, each Warrant entitles the holder thereof to acquire an additional Share at a price of $.50 per Share.

The Lender may exercise the right to convert this Debenture by delivery of a notice of exercise of the Conversion Option, which may be exercised at no less than $30,000 of unpaid Principal and Interest (except as to the last remaining portion) of this Debenture which is tendered for conversion.

Subject to the Company not being in default of any part of this Debenture, the Company being a reporting and trading issuer listed in good standing on a public trading forum and the Company's common shares trading at an average volume of no less than 100,000 shares per day for the previous 30 days and at US$1.70 or more, the Company may require that some or all of the Principal amount and Interest be converted (the "Put") under the Conversion Option, employing the above Conversion Price, commencing one year after the Effective Date. The Company shall give the Lender notice of the Put by notice in writing accompanied by an appropriate certificate for Shares in the name of the Lender (or any proper assignee of which the Company has been given notice) and, upon delivery of the same and acceptance by the Lender, firstly, Interest and then Principal shall be diminished and absolutely considered paid and discharged as to such converted amount by employment of the Put.


     Effective October 27, 2004 (the "Effective Date" and "Issue Date"), Andresmin Gold Corporation (the "Company") entered into a Convertible Debenture (the "Debenture") with Financiera Dacorey S.A. (the "Lender" as well as the "Holder"), in the amount of US$1,200,000 (the "Principal").

The Debenture will bear interest (the "Interest") on the Principal outstanding, at a rate of eight percent (8%), calculated and paid semi-annually in arrears,



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commencing  the Issue  Date and  continuing  until  payment  of all  outstanding
Principal, Interest and any costs. The Principal shall be paid on October 27, 2006 (the "Due Date"), and any acceleration thereof; and in the event that any of the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

While the Debenture is outstanding, the Lender shall have the option to convert (the "Conversion Option") some or all of the Principal and Interest unpaid into units ("Units") of the Company at a conversion price (the "Conversion Price") of $.50 per Unit. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a "Warrant" or "Warrants"). For a period of two years from the date of issuance of the Warrants, each Warrant entitles the holder thereof to acquire an additional Share at a price of $.50 per Share.

The Lender may exercise the right to convert this Debenture by delivery of a notice of exercise of the Conversion Option, which may be exercised at no less than $250,000 of unpaid Principal and Interest (except as to the last remaining portion) of this Debenture which is tendered for conversion.

Subject to the Company not being in default of any part of this Debenture, the Company being a reporting and trading issuer listed in good standing on a public trading forum and the Company's common shares trading at an average volume of no less than 100,000 shares per day for the previous 30 days and at US$1.70 or more, the Company may require that some or all of the Principal amount and Interest be converted (the "Put") under the Conversion Option, employing the above Conversion Price, commencing one year after the Effective Date. The Company shall give the Lender notice of the Put by notice in writing accompanied by an appropriate certificate for Shares in the name of the Lender (or any proper assignee of which the Company has been given notice) and, upon delivery of the same and acceptance by the Lender, firstly, Interest and then Principal shall be diminished and absolutely considered paid and discharged as to such converted amount by employment of the Put.


     Effective October 28, 2004 (the "Effective Date" and "Issue Date"), Andresmin Gold Corporation (the "Company") entered into a Convertible Debenture (the "Debenture") with Financiera Dacorey S.A. (the "Lender" as well as the "Holder"), in the amount of US$250,000 (the "Principal").

The Debenture will bear interest (the "Interest") on the Principal outstanding, at a rate of eight percent (8%), calculated and paid semi-annually in arrears, commencing the Issue Date and continuing until payment of all outstanding
Principal, Interest and any costs. The Principal shall be paid on October 28, 2006 (the "Due Date"), and any acceleration thereof; and in the event that any of the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

While the Debenture is outstanding, the Lender shall have the option to convert (the "Conversion Option") some or all of the Principal and Interest unpaid into units ("Units") of the Company at a conversion price (the "Conversion Price") of $.50 per Unit. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a "Warrant" or "Warrants"). For a period of



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two years from the date of issuance of the Warrants,  each Warrant  entitles the holder thereof to acquire an additional Share at a price of $.50 per Share.

The Lender may exercise the right to convert this Debenture by delivery of a notice of exercise of the Conversion Option, which may be exercised at no less than $50,000 of unpaid Principal and Interest (except as to the last remaining portion) of this Debenture which is tendered for conversion.

Subject to the Company not being in default of any part of this Debenture, the Company being a reporting and trading issuer listed in good standing on a public trading forum and the Company's common shares trading at an average volume of no less than 100,000 shares per day for the previous 30 days and at US$1.70 or more, the Company may require that some or all of the Principal amount and Interest be converted (the "Put") under the Conversion Option, employing the above Conversion Price, commencing one year after the Effective Date. The Company shall give the Lender notice of the Put by notice in writing accompanied by an appropriate certificate for Shares in the name of the Lender (or any proper assignee of which the Company has been given notice) and, upon delivery of the same and acceptance by the Lender, firstly, Interest and then Principal shall be diminished and absolutely considered paid and discharged as to such converted amount by employment of the Put.


     Effective November 5, 2004 (the "Effective Date" and "Issue Date"), Andresmin Gold Corporation (the "Company") entered into a Convertible Debenture (the "Debenture") with Financiera Dacorey S.A. (the "Lender" as well as the "Holder"), in the amount of US$100,000 (the "Principal").

The Debenture will bear interest (the "Interest") on the Principal outstanding, at a rate of eight percent (8%), calculated and paid semi-annually in arrears, commencing the Issue Date and continuing until payment of all outstanding
Principal, Interest and any costs. The Principal shall be paid on November 5, 2006 (the "Due Date"), and any acceleration thereof; and in the event that any of the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

While the Debenture is outstanding, the Lender shall have the option to convert (the "Conversion Option") some or all of the Principal and Interest unpaid into units ("Units") of the Company at a conversion price (the "Conversion Price") of $.50 per Unit. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a "Warrant" or "Warrants"). For a period of two years from the date of issuance of the Warrants, each Warrant entitles the holder thereof to acquire an additional Share at a price of $.50 per Share.

The Lender may exercise the right to convert this Debenture by delivery of a notice of exercise of the Conversion Option, which may be exercised at no less than $20,000 of unpaid Principal and Interest (except as to the last remaining portion) of this Debenture which is tendered for conversion.




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Subject to the Company not being in default of any part of this  Debenture,  the
Company being a reporting and trading issuer listed in good standing on a public trading forum and the Company's common shares trading at an average volume of no less than 100,000 shares per day for the previous 30 days and at US$1.70 or more, the Company may require that some or all of the Principal amount and Interest be converted (the "Put") under the Conversion Option, employing the above Conversion Price, commencing one year after the Effective Date. The Company shall give the Lender notice of the Put by notice in writing accompanied by an appropriate certificate for Shares in the name of the Lender (or any proper assignee of which the Company has been given notice) and, upon delivery of the same and acceptance by the Lender, firstly, Interest and then Principal shall be diminished and absolutely considered paid and discharged as to such converted amount by employment of the Put.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

(See disclosure above)


ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the Press Release dated November 8, 2004, attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------
Exhibit 10.1        Convertible  Debenture  entered into between the Company and
                    Financiera Dacorey S.A.
Exhibit 99.1        Press Release dated November 8, 2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 9, 2004


                                       ANDRESMIN GOLD CORPORATION


                                       By:      /s/ Ian Brodie
                                          --------------------------------
                                       Name:   Ian Brodie
                                       Title:  President and Director